EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-QSB of Granite Falls Energy, LLC (the “Company”) for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Branhan, Chief Executive Officer and General Manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Branhan

Thomas Branhan
Chief Executive Officer and General Manager
(Principal Executive Officer)
Dated: May 16, 2005